UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

MATCH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37636	26-4278917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400
Dallas, TX 75231
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001	MTCH	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On March 31, 2020, Match Group, Inc. (“Match Group”) announced an update on the impact of COVID-19 on Match Group’s business. The full text of the update, which is posted on the “Newsroom” section of Match Group’s website at https://newsroom.mtch.com and appears in Exhibit 99.1 hereto, is incorporated herein by reference.

***
No Offer or Solicitation / Additional Information and Where To Find It
This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
This communication is being made in respect of a proposed transaction involving IAC, IAC Holdings, Inc. (“New IAC”) and Match Group. In connection with the proposed transaction, IAC and New IAC have filed with the Securities and Exchange Commission (the “SEC”) a joint registration statement on Form S-4 (the “Form S-4”) that includes a preliminary joint proxy statement of IAC and Match Group, and IAC, New IAC and Match Group may file one or more other documents with the SEC. The information in the preliminary joint proxy statement/prospectus is not complete and may be changed. The Form S-4 has not yet become effective. After the Form S-4 is declared effective by the SEC, each of IAC and Match Group will deliver the definitive joint proxy statement to their shareholders as required by applicable law. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.
INVESTORS AND SECURITY HOLDERS OF IAC AND MATCH GROUP ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by IAC (when they become available) may be obtained free of charge on IAC’s website at www.iac.com. Copies of documents filed with the SEC by Match Group (when they become available) may also be obtained free of charge on Match Group’s website at www.mtch.com.
Participants in the Solicitation
IAC and Match Group and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective shareholders in favor of the proposed transaction under the rules of the SEC. Information about IAC’s directors and executive officers is available in IAC’s Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 28, 2020, and IAC’s definitive proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on April 30, 2019. Information about Match Group’s directors and executive officers is available in Match Group’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 28, 2019 and Match Group’s definitive proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on

April 30, 2019. Additional information regarding participants in the proxy solicitations and a description of their direct and indirect interests will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Match Group, Inc. Business Update, dated March 31, 2020
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Gary Swidler
Gary Swidler
Chief Financial Officer and Chief Operating Officer

Date: March 31, 2020